UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): August 9, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 09 August, 2004 - Holding(s) in Company

The company has received the following announcement:




                                     AVIVA plc
                                     P O Box 89
                                     Surrey Street
                                     Norwich NR1 3DR


The Company Secretary
Marconi Corporation plc
34 Grosvenor Square
London W1K 2HD


6 August 2004


Dear Sir


Marconi Corporation Plc (The "Company") - Sedol 3335442


This notification supersedes our previous notification to you dated 26 July 2004 and is prompted by sales totally 580,000 on 5 August 2004.



This notification relates to issued ordinary shares of 25p each in the capital of the Company (the "shares") and is given in fulfilment of the obligations imposed by sections 198 to 202 of the Companies Act 1985 (the "Act").



1. Notification on behalf of Morley Fund Management Limited (a subsidiary of Aviva plc).



1.1 Morley Fund Management Limited no longer have a notifiable interest in the shares.



2.    Notification on behalf of Aviva plc.



2.1   Aviva plc no longer have a notifiable interest in the shares.



We are only required to notify which are defined as material interests when the holding is equal to 3% or more the Company's relevant share capital. The term material interests exclude certain categories where we do not hold a beneficial interest, for example where the shares are held in an Authorised unit Trust Scheme or Open Ended Investment Company. Holdings in those categories are therefore not include in the holding notified under this letter. If you wish us to confirm the level of holdings in these categories, please let us know.



Yours faithfully



Margaret Watts
For an on behalf of
Aviva plc




The Company Secretary                          6 August 2004
Marconi Corporation plc




APPENDIX: MORLEY FUND MANAGEMENT LIMITED



REGISTERED HOLDERS                      NUMBER OF SHARES HELD



BNY Norwich Union Nominees Ltd           1,498,712  (Material)

Chase GA Group Nominees Ltd              2,435,935  (Material)

CUIM Nominee Ltd                         2,076,432  (Material)


TOTAL PERCENTAGE INTEREST OF MORLEY FUND MANAGEMENT LIMITED: 2.99%


ISSUED SHARE CAPITAL ON WHICH THIS NOTIFICATION IS BASED: 200,584,164




APPENDIX: AVIVA PLC



REGISTERED HOLDERS                          NUMBER OF SHARES HELD

BNY Norwich Union Nominees Ltd                1,498,712  (Material)

Chase GA Group Nominees Ltd                   2,435,935  (Material)

CUIM Nominee Ltd                              2,076,432  (Material)


TOTAL PERCENTAGE INTEREST OF AVIVA PLC: 2.99%

ISSUED SHARE CAPITAL ON WHICH THIS NOTIFICATION IS BASED: 200,584,164



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date:  August 9, 2004